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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 11, 2005

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                                  ICORIA, INC.
             (Exact name of registrant as specified in its charter)

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           Delaware                      0-30365                56-2047837
 (State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
      of incorporation)                                     Identification No.)

                108 T.W. Alexander Drive,
         Research Triangle Park, North Carolina                    27709
        (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (919) 425-3000

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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.

        In furtherance of Icoria, Inc.'s (the "Company") new business plan, on May 10, 2005, Heinrich Gugger Ph.D. resigned as Chief Executive officer of Icoria, Inc. (the "Company"). Dr. Gugger will continue to be a Director of the Company and will help guide the Company during the transition as an advisor to the Office of the President. Douglas R. Morton, Jr., Ph.D. has agreed to serve the Company in the role of Interim Chief Executive Officer until a successor is found during the Company's transition to a healthcare focused business model.

        Douglas R. Morton, Jr., Ph.D., 59, has been a member of the Company's Board of Directors since the closing of our acquisition of TissueInformatics, Inc., which occurred March 11, 2004. Dr. Morton has been the Chief Executive Officer of Southwest Michigan Innovation Center since November 2003. Since March 2005, he has also served on the Board of Directors of the Michigan Core Technology Alliance Corporation and MichBIO. From April 2003 to October 2003, Dr. Morton served as a Vice President in the Discovery division of Pfizer, Inc. From April 2000 to March 2003, Dr. Morton served as Group Vice President--Technology Acquisitions & Operations of Pharmacia Corporation. From June 1998 to March 2000, Dr. Morton served as Group Vice President--Technology Acquisitions & Skillbase Development of Pharmacia & Upjohn, Inc. Dr. Morton graduated magna cum laude from Kenyon College with an A.B. in Chemistry; he was awarded a Ph.D. in Organic Chemistry by Columbia University and completed postdoctoral studies in that field at Stanford University. Dr. Morton has authored or co-authored 45 peer-reviewed scientific publications and holds 43 U.S. Patents.

        For his service as Interim Chief Executive Officer, Dr. Morton will continue to receive the consideration he has been earning in connection with his role as a consultant to the Office of the President of the Company. He has been serving in this role since March 31, 2005. The material terms of that agreement are as follows: $2,000 per day, up to two days per week, a travel fee of $1,000 per day, plus expenses, for up to six months. There is no additional fee or amendment to this arrangement as of the time of this filing.

        Thomas J. Colatsky, Ph.D., has been elevated from Vice President, Healthcare Research, to the role of Chief Scientific Officer and will assume primary responsibility for executing the Company's new business plan. Dr. Colatsky, 55, has served as the Company's Vice President, Healthcare Research since August 2002. From September 2001 to August 2002, Dr. Colatsky was President and Chief Executive Officer of Argolyn Bioscience, a company focused on enabling the design and development of novel peptide drugs and diagnostics. From February 1999 to August 2001, he was Executive Vice President and Chief Scientific Officer at Physiome Sciences, a computational biology company developing and commercializing large scale simulations of biological systems for drug discovery and safety assessment. From May 1982 to February 1999, he held various executive positions at Wyeth Pharmaceuticals including Vice President, Cardiovascular and Metabolic Disorders, Discovery Research, Site Head for Wyeth's Princeton Research facility, and Vice President, Clinical Development. At Wyeth, Dr. Colatsky led drug discovery efforts resulting in seven Investigational New Drug Applications (INDs) and two New Drug Applications
(NDAs). He has been an Established Investigator of the American Heart Association and was named an AAAS Fellow in Pharmaceutical Sciences for his work on ion channel pharmacology. He is currently a Section Editor for Current Opinion in Investigational Drugs, and a former President of the Philadelphia Physiological Society. Dr. Colatsky received his Ph.D. in physiology from the State University of New York at Buffalo, and post-doctoral training in biophysics at Yale University.

        There have been no amendments to the previously disclosed financial terms of Dr. Colatsky's employment as of the time of this filing.

        J. Barry Buzogany, Esq., has been appointed Chief Operating Officer from Vice President, General Counsel and Corporate Secretary, and will have primary responsibility for the operations of the Company.

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Mr. Buzogany, 60, has served as the Company's Vice President, General Counsel and Secretary since November 2002. From March 2000 to April 2002, Mr. Buzogany was Senior Vice President, General Counsel and Secretary of Gene Logic, Inc., a publicly traded genomics and bioinformatics company, where he established the company's first in-house legal function, resolved litigation issues and directed the intellectual property function. From May 1998 to November 1999, he was Executive Director and Corporate Counsel for Centocor, Inc., a biopharmaceutical company. From April 1992 to May 1998, he served as Vice President and General Counsel for Boehringer Mannheim, a biopharmaceutical company. Additionally, he was General Counsel to public companies engaged in the manufacture and sale of bioindustrial products and specialty chemicals, respectively. Mr. Buzogany received his J.D. from University of Akron College of Law and his M.A. in International Relations from University of Southern California.

        There have been no amendments to the previously disclosed financial terms of Mr. Buzogany's employment as of the time of this filing.


ITEM 7.01   REGULATION FD DISCLOSURE.

        In connection with the management reorganization to further enhance the Company's new business plan, the Board of directors has accepted the resignations of Keith R. Davis, Ph.D., the Company's Vice President, Agricultural Research and James D. Bucci, the Company's Vice President, Human Resources.

        A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.

        This information shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits:

          99.1    Press Release of Icoria, Inc. dated May 11, 2005

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ICORIA, INC.
                                          (Registrant)

Dated: May 11, 2005                       By: /s/ Douglas R. Morton, Jr., Ph.D.
                                              --------------------------------
                                              Douglas R. Morton, Jr., Ph.D.
                                              Interim Chief Executive Officer